Raymond James 45th Annual Institutional Investors Conference Brent Yeagy – President & CEO March 4, 2024

This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey Wabash National Corporation's (the "Company") current expectations or forecasts of future events. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include the highly cyclical nature of our business, uncertain economic conditions including the possibility that customer demand may not meet our expectations, our backlog may not reflect future sales of our products, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick- up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes, costs of indebtedness, and our ability to execute on our long-term strategic plan. Readers should review and consider the various disclosures made by the Company in this presentation and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this presentation contains non-GAAP financial measures, including operating EBITDA, free cash flow, adjusted operating income and margin, adjusted net income attributable to common stockholders, adjusted diluted earnings per share, adjusted segment EBITDA, and adjusted segment EBITDA margin. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income, and reconciliations to GAAP financial statements should be carefully evaluated. Operating EBITDA and margin, non-GAAP financial measures, include noncontrolling interest and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt transactions (including any loss on extinguishment charges), impairment and other, net, and other non-operating income and expense. Management believes providing operating EBITDA and margin is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA and margin, when combined with the GAAP presentations of operating income and net income, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of operating EBITDA to net income, the most comparable GAAP financial measure, is included in the appendix to this presentation. Free cash flow is defined as net cash provided by (used in) operating activities minus cash payments for capital expenditures minus expenditures for revenue generating assets. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow to cash used in operating activities, the most comparable GAAP financial measure, is included in the appendix to this presentation. Adjusted operating income and margin, non-GAAP financial measures, exclude certain costs, expenses, other charges, gains or income that are included in the determination of operating income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income and margin excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income and margin to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. Adjusted operating income margin is calculated by dividing adjusted operating income by total net sales. A reconciliation of adjusted operating income to operating income, the most comparable GAAP financial measure, is included in the appendix to this presentation. Adjusted net income attributable to common stockholders and adjusted diluted earnings per share reflect no adjustments for any period presented. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income and diluted net income per share, is beneficial to an investor’s understanding of the Company’s performance. A reconciliation of adjusted net income attributable to common stockholders and adjusted diluted earnings per share to net income attributable to common stockholders and diluted earnings per share, the most comparable GAAP financial measures, are included in the appendix to this presentation. Adjusted segment EBITDA, a non-GAAP financial measure, includes noncontrolling interest and is calculated by adding back segment depreciation and amortization expense to segment operating income, and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA Margin is calculated by dividing Adjusted segment EBITDA by segment total net sales. A reconciliation of adjusted segment EBITDA to income from operations, the most comparable GAAP financial measure, is included in the appendix to this presentation. Information reconciling any forward-looking Operating EBITDA, Operating EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Free Cash Flow, Adjusted EBITDA Margin, and Adjusted EPS to GAAP financial measures is unavailable to us without unreasonable effort. We cannot provide reconciliations of the above noted forward looking non-GAAP measures to GAAP financial measures because certain items required for such reconciliations are outside of our control and/or cannot be reasonably predicted. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flows, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to us without unreasonable effort.

3 Key Messages • Wabash is the leader in transportation solutions with a portfolio of equipment spanning from First to Final Mile • Refreshed vision, mission and purpose pair with reorganization, rebranding to support strategy • Focus on strategic initiatives to reduce cyclicality and drive margin accretion in adjacent market spaces, underpinned by positive structural forces • Customer-centric structure allowing Wabash to form deeper connections throughout end markets • Record financial results achieved in 2023; poised to generate best-ever performance during a softer year for trailer industry volumes Wabash – Changing How the World Reaches You™

4WNC Investor Day | Wabash Snapshot (NYSE: WNC) Leveraging the Industry’s Broadest Portfolio Across All Phases of Transportation 1985 Lafayette, IN $1.2B1 6,700 14 $2.5B 12.3% Founded Headquarters Market-cap Global Employees Manufacturing Locations 2023 Revenue 2023 Operating Margin • Long-haul routes of goods • Driven by freight activity • Products moved into or redistributed among fulfillment centers • Driven by strategic positioning of goods to allow for 2-day delivery or less • Delivery of goods to home or final destination • Driven by strong growth in eCommerce First Mile Middle Mile Final Mile One Wabash Approach • Dry and Refrigerated Van Trailers • Platform Trailers • Tank Trailers • Dry and Refrigerated Truck Bodies • Service and Stake Bodies TRANSPORTATION SOLUTIONS PARTS & SERVICES+ Transportation Solutions • Aftermarket Parts and Service • Composite Panels and Products • Engineered Products • OE Component Parts • Upfitting Parts and Service Parts & Services Our Recurring Revenue Business 89% of 2023 Operating Income 11% of 2023 Operating Income 4 1 As of 2/12/2024

5WNC Investor Day | New Purpose, Vision and Mission PURPOSE To change how the world reaches you VISION To be the innovation leader of connected solutions for the transportation, logistics, and distribution industries MISSION To enable our customers to succeed with breakthrough ideas and solutions that help them move everything from First to Final Mile New Wabash Brand to Reflect Our Future Vision • Powerful change and symbolic for significant strategic changes as One Wabash • Redefining and reimagining our identity with all stakeholders Well-positioned at intersection of seismic shifts in core transportation, logistics and distribution markets • Develop innovative solutions that address customer needs • Customers increasingly focused on sustainability and carbon emissions reduction • Provide one-stop shop for First to Final Mile equipment 5

6WNC Investor Day | Early Achievement of 2025 Financial Goals 2022 Results 2023 Results 2025 Goals Operating EBITDA1 $224M $369M $330M Operating EBITDA Margin1 9% 14.6% 11% EPS $2.25 $4.81 $3.50 1 Operating EBITDA, a non-GAAP financial measure, includes noncontrolling interest and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt transactions (including losses on debt extinguishment), impairment and other, net, and other non-operating income and expense. Operating EBITDA Margin is calculated by dividing Operating EBITDA by total net sales. 6

7WNC Investor Day | Strategic Priorities Fueling Long-term Profitable Growth EXPAND GROW FOCUS Cold Chain Market Share (Refrigerated Applications) in Parts & Services Logistics Network Efficiency • Capture opportunities from goods moved through temp-controlled cold chain • Bring differentiated solutions to create customer value by leveraging innovative technology offerings • Unify Parts & Services revenue streams to drive alignment and growth focus • Organic growth opportunities within parts distribution and truck body upfitting • Connecting across transportation ecosystem to facilitate interactions and leverage our brand • Consumer expectations are changing • Technology advancements are accelerating disruption of traditional logistics models • Grow within rapidly expanding home delivery market by augmenting truck bodies with refreshed product offerings 7

8WNC Investor Day | eCommerce and Reshoring driving increased freight touches and increasing logistics complexity Well-Positioned to Benefit from Favorable Secular Growth Drivers Strong Tailwinds to Secular Demand Trends L O N G E R - T E R M D E M AN D T R E N D S U N D E R P I N N E D B Y P O S I T I V E D I S R U P T I V E F O R C E S Growing, consolidating customers are building diverse, nationwide networks Driver shortages and power-only offerings increasing the need for trailer pools Power-Only Brokerage • Brokerages facilitating efficiencies for carriers and shippers by controlling and strategically locating trailers to avoid live loads/unloads • Allows most fragmented segment of carriers to participate in drop & hook operations • Facilitates structurally higher trailer/tractor ratio 8 0 50,000 100,000 150,000 200,000 250,000 $ M Reshoring Boosts Domestic Freight Touches U.S. Census Bureau – Private Construction Spending: Manufacturing

9WNC Investor Day | Customer-centric Organization Enables Execution of First to Final Mile Strategy Providing One Face to Customers for Our First to Final Mile Portfolio of Solutions Continuing to Progress and Enhance Our Customer Experience… FROM TO • Slightly better than average, transactional relationship • Created a very deep, multi-faceted, high- quality, high-value customer relationship with one point of sales contact • Streamlined commercial structure facilitates ease of interaction for purchasing across portfolio • Enhanced innovation to support rapidly changing future transportation needs with deeper strategic customer discussions • Strategic partner with a diverse portfolio of transportation equipment • Multiple sales contacts focused on specific products • Conversations on current customer needs • Strong vendor with reliable products Strategic Agreements • Working to extend the duration of customer order cycles while deepening ties between our businesses • Leveraging enhanced customer-intimacy to engage on a more strategic level with suppliers 9

10WNC Investor Day | Growing Our Higher Margin Parts & Services Segment Growth in Parts & Services Increases Recurring Revenue within Wabash’s Portfolio $177 $193 $221 $270 $300 2021 2022 2023 2024E 2025E Increasing Amount of Recurring Revenue1 • Increasing recurring revenue provides increased stability through the cycle and a medium-term idiosyncratic growth opportunity • Carrying higher EBITDA margins, growth in Parts & Services generates margin accretion for Wabash • Synergistic relationship between segments as Parts & Services benefits from market-leading equipment portfolio while providing highly integrated after-sales support 10 1 Recurring revenue reflects the Parts & Services reportable segment revenue.

11 A Meaningful Step Forward in Financial Results $2.3B ~7% $2.25 Revenue (midpoint) Operating Margin EPS (midpoint) OTHER KEY METRICS • Revenue Range: $2.2 - $2.4B • SG&A: ~7% of Sales • Intangible Amortization: $12M • Interest Expense: $20M • Marketplace JV Expense: $6.5M • Capex: $70 - 80M • Tax Rate: 25.5% 2024 Financial Outlook A Meaningful Step Forward in Through The Cycle Financial Performance

APPENDIX

13 Consolidated Balance Sheets Unaudited - dollars in thousands December 31, 2023 December 31, 2022 Assets Current assets: Cash and cash equivalents $ 179,271 $ 58,245 Accounts receivable, net 182,990 255,577 Inventories 267,635 243,870 Prepaid expenses and other 51,457 34,927 Total current assets 681,353 592,619 Property, plant, and equipment, net 325,444 271,116 Goodwill 188,409 188,434 Intangible assets, net 86,418 99,231 Investment in unconsolidated entity 1,647 — Other assets 79,543 52,123 Total assets $ 1,362,814 $ 1,203,523 Liabilities and Stockholders' Equity Current liabilities: Current portion of long-term debt $ — $ — Accounts payable 156,608 189,141 Other accrued liabilities 195,601 158,327 Total current liabilities 352,209 347,468 Long-term debt 396,465 395,818 Deferred income taxes 17,013 27,758 Other non-current liabilities 47,028 34,354 Total liabilities 812,715 805,398 Commitments and contingencies Noncontrolling interest 603 512 Total Wabash National Corporation stockholders' equity 549,496 397,613 Total liabilities, noncontrolling interest, and equity $ 1,362,814 $ 1,203,523

14 Consolidated Statements of Operations Unaudited - dollars in thousands Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022 2023 2022 Net sales $ 596,100 $ 657,449 $ 2,536,500 $ 2,502,129 Cost of sales 487,877 562,852 2,038,313 2,179,438 Gross profit 108,223 94,597 498,187 322,691 General and administrative expenses 37,464 27,962 146,658 113,083 Selling expenses 6,368 5,733 26,532 27,070 Amortization of intangible assets 3,203 3,185 12,813 15,211 Impairment and other, net 86 (7) 235 685 Income from operations 61,102 57,724 311,949 166,642 Other income (expense): Interest expense (4,941) (5,184) (19,854) (20,525) Other, net 1,687 895 3,393 318 Other expense, net (3,254) (4,289) (16,461) (20,207) Loss from unconsolidated entity (803) — (803) — Income before income tax 57,045 53,435 294,685 146,435 Income tax expense 6,541 11,834 62,830 33,665 Net income 50,504 41,601 231,855 112,770 Net income attributable to noncontrolling interest 122 139 603 512 Net income attributable to common stockholders $ 50,382 $ 41,462 $ 231,252 $ 112,258 Net income attributable to common stockholders per share: Basic $ 1.10 $ 0.86 $ 4.92 $ 2.31 Diluted $ 1.07 $ 0.84 $ 4.81 $ 2.25 Weighted average common shares outstanding (in thousands): Basic 45,938 47,964 47,011 48,626 Diluted 46,931 49,550 48,030 49,881 Dividends declared per share $ 0.08 $ 0.08 $ 0.32 $ 0.32

15 Consolidated Statements of Cash Flows Unaudited - dollars in thousands Year Ended December 31, 2023 2022 Cash flows from operating activities: Net income $ 231,855 $ 112,770 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 32,507 31,758 Amortization of intangibles 12,813 15,211 Net loss (gain) on sale of property, plant and equipment and business divestiture 235 (635) Deferred income taxes (13,459) (7,614) Stock-based compensation 11,799 9,746 Non-cash interest expense 946 868 Equity in loss of unconsolidated entity 803 — Impairment — 1,339 Changes in operating assets and liabilities Accounts receivable 72,587 (79,066) Inventories (23,765) (6,249) Prepaid expenses and other (10,727) 1,069 Accounts payable and accrued liabilities 5,775 46,085 Other, net (1,763) (1,198) Net cash provided by operating activities 319,606 124,084 Cash flows from investing activities: Cash payments for capital expenditures (98,093) (57,086) Expenditures for revenue generating assets (5,650) — Proceeds from sale of assets 154 1,781 Investment in unconsolidated entity (2,450) — Net cash used in investing activities (106,039) (55,305) Cash flows from financing activities: Net cash used in financing activities (92,541) (82,312) Net increase (decrease) in cash, cash equivalents, and restricted cash 121,026 (13,533) Cash, cash equivalents, and restricted cash at beginning of period 58,245 71,778 Cash, cash equivalents, and restricted cash at end of period $ 179,271 $ 58,245

Q4 QTD Segment Information

(Unaudited - dollars in thousands)

Three Months Ended December 31,	Wabash National Corporation 2023	Wabash National Corporation 2022
Units Shipped		
New trailers	10,075	13,135
New truck bodies	4,075	3,250
Used trailers	35	15

Three Months Ended December 31,	Transportation Solutions	Parts & Services	Corporate and Eliminations	Consolidated
2023				
New trailers	$ 438,113	$ —	$ (1,321)	$ 436,792
Used trailers	—	2,582	—	2,582
Components, parts and service	—	34,689	—	34,689
Equipment and other	108,868	17,955	(4,786)	122,037
Total net external sales	$ 546,981	$ 55,226	$ (6,107)	$ 596,100
Gross profit	$ 94,766	$ 13,457	$ —	$ 108,223
Income (loss) from operations	$ 74,593	$ 10,145	$ (23,636)	$ 61,102
Adjusted income (loss) from operations[1]	$ 74,593	$ 10,145	$ (23,636)	$ 61,102
2022				
New trailers	$ 536,376	$ 330	$ (313)	$ 536,393
Used trailers	—	523	—	523
Components, parts and service	—	34,554	—	34,554
Equipment and other	74,712	14,238	(2,971)	85,979
Total net external sales	$ 611,088	$ 49,645	$ (3,284)	$ 657,449
Gross profit	$ 83,326	$ 11,271	$ —	$ 94,597
Income (loss) from operations	$ 66,998	$ 7,899	$ (17,173)	$ 57,724
Adjusted income (loss) from operations[1]	$ 66,998	$ 7,899	$ (17,173)	$ 57,724

1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company's operating results as they are not indicative of the Company's core operating results or may obscure trends useful in evaluating the Company's continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company's view of our results as compared to prior periods.

16

WABASH

Q4 YTD Segment Information

(Unaudited - dollars in thousands)

Twelve Months Ended December 31,	Wabash National Corporation 2023	Wabash National Corporation 2022
Units Shipped		
New trailers	44,450	52,035
New truck bodies	16,070	14,800
Used trailers	90	95

Twelve Months Ended December 31,	Transportation Solutions	Parts & Services	Corporate and Eliminations	Consolidated
2023				
New trailers	$ 1,924,700	$ —	$ (5,901)	$ 1,918,799
Used trailers	—	4,978	—	4,978
Components, parts and service	—	148,256	—	148,256
Equipment and other	413,904	67,639	(17,076)	464,467
Total net external sales	$ 2,338,604	$ 220,873	$ (22,977)	$ 2,536,500
Gross profit	$ 439,864	$ 58,323	$ —	$ 498,187
Income (loss) from operations	$ 366,928	$ 44,649	$ (99,628)	$ 311,949
Adjusted income (loss) from operations[1]	$ 366,928	$ 44,649	$ (99,628)	$ 311,949
2022				
New trailers	$ 2,012,428	$ 1,722	$ (1,286)	$ 2,012,864
Used trailers	—	2,905	—	2,905
Components, parts and service	—	139,762	—	139,762
Equipment and other	308,486	49,087	(10,975)	346,598
Total net external sales	$ 2,320,914	$ 193,476	$ (12,261)	$ 2,502,129
Gross profit	$ 277,842	$ 44,849	$ —	$ 322,691
Income (loss) from operations	$ 209,942	$ 30,558	$ (73,858)	$ 166,642
Adjusted income (loss) from operations[1]	$ 209,942	$ 30,558	$ (73,858)	$ 166,642

1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company's operating results as they are not indicative of the Company's core operating results or may obscure trends useful in evaluating the Company's continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company's view of our results as compared to prior periods.

17

WABASH

18 Reconciliation of Operating EBITDA and Free Cash Flow Unaudited - dollars in thousands Operating EBITDA1: Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022 2023 2022 Net income $ 50,504 $ 41,601 $ 231,855 $ 112,770 Income tax expense 6,541 11,834 62,830 33,665 Interest expense 4,941 5,184 19,854 20,525 Depreciation and amortization 12,635 9,704 45,320 46,969 Stock-based compensation 2,987 2,379 11,799 9,746 Impairment and other, net 86 (7) 235 685 Other, net (1,687) (895) (3,393) (318) Loss from unconsolidated entity 803 — 803 — Operating EBITDA $ 76,810 $ 69,800 $ 369,303 $ 224,042 Free Cash Flow2: Twelve Months Ended December 31, 2023 2022 Net cash provided by operating activities $ 319,606 $ 124,084 Cash payments for capital expenditures (98,093) (57,086) Expenditures for revenue generating assets (5,650) — Free cash flow $ 215,863 $ 66,998 1 Operating EBITDA includes noncontrolling interest & excludes loss from unconsolidated entity and is defined as earnings before interest, taxes, depreciation, amortization, stock- based compensation, debt transactions (including any losses on debt extinguishment), impairment and other, net, and other non-operating income and expense. 2 Free cash flow is defined as net cash provided by (used in) operating activities minus cash payments for capital expenditures minus expenditures for revenue generating assets.